UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4173

John Hancock Investors Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Attorney and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324 Date of fiscal year end: December 31 Date of reporting period: December 31, 2005 ITEM 1. REPORT TO SHAREHOLDERS.

JOHN HANCOCK

Investors Trust

12.31.2005 Annual Report

JOHN HANCOCK FUNDS

Table of contents

Your fund at a glance

Managers’ report
page 2

Fund’s investments
page 6

Financial statements
page 20

Trustees & officers
page 44

For more information
page 49

To Our Shareholders,

The mutual fund industry has seen enormous growth over the last several decades. A good half of all American households are now invested in at least one mutual fund and the industry has grown to more than $8 trillion invested in some 7,000–8,000 mutual funds. With this growth, investors and their financial professionals have had access to an increasing array of investment choices -- and greater challenges as they try to find the best-performing funds to fit their investment objectives.

Morningstar, Inc., a major independent analyst of the mutual fund industry, has provided investors and their advisors with an important evaluation tool since 1985, when it launched its “star” rating. Based on certain measurements, the Morningstar Rating for funds reflects each fund’s risk-adjusted return compared to a peer group, designating the results with a certain number of stars, from five stars for the best down to one star. The star ranking system has become the gold standard, with 4- and 5-star funds accounting for the bulk of fund sales.

As good, and important, as this ranking measurement has been, we have long taken issue with part of the process that adjusts performance on broker-sold Class A shares for “loads” -- or up-front commissions. We have argued that this often does not accurately reflect an A share investor’s experience, since they increasingly are purchasing A shares in retirement plans and fee-based platforms that waive the up-front fee.

We are pleased to report that Morningstar has acknowledged this trend and has added a new rating for Class A shares on a no-load basis, called the “Load-Waived A Share” rating, that captures the experience of an investor who is not paying a front-end load. This new rating will better assist our plan sponsors, 401(k) plan participants and clients of financial professionals who invest via fee-based platforms or commit to invest more than a certain dollar amount, in evaluating their choice of mutual funds.

Since being implemented in early December 2005, the impact on our funds has been terrific. Under the new load-waived rating, 11 of our 32 open-end retail mutual funds increased their ratings to either a 4- or 5-star rank. In total, 12 of our funds now have 4- or 5-star rankings on their load-waived A shares, as of December 31, 2005.

We commend Morningstar for its move and urge our shareholders to consider this another tool at your disposal as you and your financial professional are evaluating investment choices.

Sincerely,

Keith F. Hartstein, President and Chief Executive Officer

This commentary reflects the CEO’s views as of December 31, 2005. They are subject to change at any time.

YOUR FUND AT A GLANCE The Fund seeks a high level of current income consistent with prudent investment risk by investing in a diversified portfolio of debt securities.

Over the last twelve months

* The bond market produced positive returns despite solid economic growth, rising energy prices, and eight interest rate hikes by the
Federal Reserve.

* Long-term Treasury bonds and mortgage-backed securities posted the best results, while corporate bonds lagged.

* The Fund was positioned defensively throughout the year, with higher credit quality and reduced interest rate sensitivity.

The total returns for the Fund include the reinvestment of all distributions. The performance data contained within this material represents past performance, which does not guarantee future results.

The yield at closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

Top 10 issuers
17.0% Federal National Mortgage Assn.
8.1% U.S. Treasury Bonds/Notes
5.5% Federal Home Loan Mortgage Corp.
2.8% JPMorgan Chase
2.5% Countrywide Home Loans/Countrywide Alternative Loan Trust
0.9% Global Signal Trust
0.9% Washington Mutual
0.8% Midland Funding Corp.
0.8% Morgan Stanley Capital
0.8% Nova Chemical Corp.

As a percentage of net assets plus value of preferred shares on December 31, 2005.

BY BARRY H. EVANS, CFA, JEFFREY N. GIVEN, CFA, AND JOHN F. ILES,
PORTFOLIO MANAGERS, SOVEREIGN ASSET MANAGEMENT LLC

MANAGERS’ REPORT

JOHN HANCOCK Investors Trust

Despite a challenging environment for bonds, the U.S. bond market produced positive results in 2005. The Lehman Brothers U.S. Aggregate Index, a broad measure of U.S. bond-market performance, returned 2.43% ..

One of the headwinds for the bond market during the year was a series of interest rate increases by the Federal Reserve. The Fed raised short-term interest rates eight times in 2005 (for a total of 13 rate hikes since mid-2004), boosting the federal funds rate from 2.25% to 4.25% -- its highest level since May 2001. Other challenges facing bond investors included a solid U.S. economic expansion, supported by steady job growth, and a sharp rise in energy prices.

Short-term bond yields rose sharply during the year, tracking the Fed’s rate hikes; the two-year Treasury note yield climbed from 3.1% to 4.4% . However, longer-term bond yields were relatively stable as inflation (excluding energy prices) remained fairly benign. As a result, short- and long-term bond yields were virtually equal by the end of the year.

“Despite a challenging environment for bonds, the U.S. bond market produced positive results in 2005.”

Returns for the year were equally modest across nearly all sectors of the bond market. Long-term Treasury bonds posted the best results as yields on Treasury securities maturing in 20 years or more declined during the year. Mortgage-backed securities and high-yield corporate bonds also performed well, especially in the second half of the year. Investment-grade corporate bonds lagged after outperforming in the previous two years.

Fund performance

For the year ended December 31, 2005, John Hancock Investors Trust produced a total return of 1.78% at net asset value (NAV) and -15.06% at market value. The Fund’s NAV return and its market performance differ because the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. For comparison, the average closed-end general bond fund returned 2.48% at net asset value, according to Lipper Inc., while the Lehman Brothers Government/Credit Bond Index returned 2.37% .

Lower risk profile

In 2004, we began to position the portfolio more defensively, reducing our risk profile in anticipation of rising interest rates and a peak in the credit-quality cycle. We maintained this defensive positioning throughout 2005, further limiting risk in the portfolio by trimming our exposure to corporate bonds, upgrading the portfolio’s credit quality and lowering the portfolio’s interest rate sensitivity.

Unfortunately, this defensive position contributed to the portfolio’s underperformance of its peer group average and the Lehman index. Higher-quality bonds lagged lower-rated issues, particularly during the last six months, and reduced interest rate sensitivity provided little value as longer-term rates held steady overall. In addition, the portfolio had very limited exposure to emerging-market bonds, which posted double-digit gains in 2005.

Sector allocation

Although corporate bonds remained the largest sector weighting in the portfolio, we reduced our corporate holdings throughout the year. Corporate bonds were the best performers in the bond market in 2003 and 2004, and consequently these bonds had become less attractive relative to other fixed-income segments. Many of the corporate bonds we sold were lower-rated bonds, reflecting our efforts to upgrade the portfolio’s overall credit quality.

“Bonds issued by financial companies, such as banks and brokerage firms, also performed well in 2005.”

One trend that influenced some of our selling decisions in the corporate sector was a shift toward re-leveraging balance sheets. After several years of belt-tightening and healthy profits, corporate America now has more cash on its books than ever before. As a result, corporations are being pressured to use this cash to boost shareholder value -- by paying out more dividends, buying back shares, or taking on more leverage. These actions benefit stockholders at the expense of bondholders, so we have been avoiding companies that are weakening their financial position to appease stock owners.

Sector
distribution[1]

Financials -- 26%
Government
U.S. agency -- 24%
Consumer
discretionary -- 8%
Government
U.S. -- 8%
Utilities -- 8%
Industrials -- 6%
Materials -- 4%
Telecommunication
services -- 4%
Consumer
staples -- 3%
Information
technology -- 3%
Energy --2%
Health care -- 2%

As we lowered our exposure to corporate bonds, we increased our positions in Treasury and government agency bonds, improving the portfolio’s credit quality. We also added more commercial mortgage-backed securities to the portfolio. These securities provided yields comparable to BBB-rated corporate bonds with considerably less credit risk.

Winners and losers

The best individual performer in the portfolio over the past year was XM Satellite Radio, Inc. The popularity of satellite radio is soaring, and XM is the market leader with more than six million subscribers. The company continued to increase its market share and free cash flow.

Bonds issued by financial companies, such as banks and brokerage firms, also performed well in 2005. Brisk merger and acquisition activity, a resurgent IPO market, and a favorable yield curve all contributed to the positive results for finance-oriented bonds. One of the portfolio’s better performers was a security issued by Humpuss Funding Corp. which is backed by a liquid natural gas (LNG) tanker based in Asia. Rising LNG prices boosted the value of these bonds.

The weakest performers in the portfolio were bonds issued by General Motors Acceptance Corp. (GMAC) and Ford Motor Credit Co., the financing arms of automakers General Motors and Ford. Declining auto sales and a challenging competitive environment resulted in earnings shortfalls for both companies and credit-rating downgrades to below investment grade, which in turn led to sharp declines in the value of their bonds.

After reducing our GMAC holdings, our combined position in the two automakers is just over 1% of the portfolio. We intend to hold on to these bonds because they are shorter-term securities -- the Ford Motor Credit bonds mature in 2009 and the GMAC securities mature in 2011 -- and we are confident in their creditworthiness.

“We intend to maintain the portfolio’s defensive position going into 2006, with an emphasis on higher-quality bonds and a lower risk profile.”

Outlook

We expect the U.S. economy to slow from a growth rate of 3.5% -4% in 2005 to 2.5% -3% growth in 2006. With the exception of energy prices, inflation has remained generally under control and the Fed (under new chairman Ben Bernanke) should be nearly finished with its series of interest rate hikes. Given this environment, we expect relatively stable interest rates going forward, allowing bondholders to “clip coupons” (that is, returns come entirely from interest payments). We intend to maintain the portfolio’s defensive position going into 2006, with an emphasis on higher-quality bonds and a lower risk profile.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 As a percentage of the Fund’s portfolio on December 31, 2005.

F I N A N C I A L   S TAT E M E N T S

FUND’S INVESTMENTS Securities owned by the Fund on December 31, 2005

This schedule is divided into four main categories: bonds, preferred stocks, U.S. government and agencies securities and short-term investments. Bonds, preferred stocks and U.S. government and agencies securities are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Bonds 97.22%					$159,994,324
(Cost $159,487,446)
Agricultural Products 0.53%					876,185

Corn Products International, Inc.,
Sr Note	8.450%	08-15-09	BBB–	$795	876,185
Airlines 1.08%					1,772,559

Continental Airlines, Inc.,
Pass Thru Ctf Ser 1999-1Class A	6.545	02-02-19	A–	658	657,449
Pass Thru Ctf Ser 2000-2 Class A-1	7.707	04-02-21	BBB	414	417,685
Pass Thru Ctf Ser 2000-2 Class B (L)	8.307	10-02-19	BB–	409	360,261
Pass Thru Ctf Ser 2001-1 Class C	7.033	06-15-11	B+	370	337,109

Jet Equipment Trust,
Equip Trust Ctf Ser 1995-B2 (B)(H)(S)	10.910	08-15-14	D	550	55
Apparel Retail 0.33%					538,984

Gap, Inc. (The),
Note (P)	9.550	12-15-08	BBB–	485	538,984
Asset Management & Custody Banks 0.64%					1,045,206

Rabobank Capital Fund II,
Perpetual Bond (5.260% to 12-31-13
then variable) (S)	5.260	12-29-49	AA	1,055	1,045,206
Auto Parts & Equipment 0.40%					666,265

ERAC USA Finance Co.,
Bond (S)	5.900	11-15-15	A–	655	666,265
Broadcasting & Cable TV 5.18%					8,524,263

AT&T Broadband Corp.,
Gtd Note	8.375	03-15-13	BBB	980	1,134,327

British Sky Broadcasting Group Plc,
Gtd Sr Note (United Kingdom)	8.200	07-15-09	BBB–	905	989,118

Charter Communications Holdings LLC/Charter
Communications Holdings Capital Corp.,
Sr Note	10.250	09-15-10	CCC–	2,000	1,990,000

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Broadcasting & Cable TV (continued)

Innova S. de R.L.,
Note (Mexico)	9.375%	09-19-13	BB–	$1,500	$1,665,000

Shaw Communications, Inc.,
Sr Note (Canada)	8.250	04-11-10	BB+	1,000	1,073,750

Videotron Ltee
Sr Note (Canada) (S)	6.375	12-15-15	B+	300	298,125

XM Satellite Radio, Inc.,
Sr Sec Note	12.000	06-15-10	CCC+	533	598,292
Sr Sec Note, Step Coupon
(zero to 12-31-05, then 14.000%) (O)	Zero	12-31-09	CCC+	728	775,651
Building Products 1.26%					2,069,137

Pulte Homes, Inc.,
Sr Note (L)	6.250	02-15-13	BBB–	1,000	1,018,755

Toll Brothers, Inc.,
Gtd Sr Note	6.875	11-15-12	BBB–	1,000	1,050,382
Casinos & Gaming 3.44%					5,663,435

Chukchansi Economic Development Auth.,
Sr Note (S)	8.000	11-15-13	BB–	440	451,550

Jacob’s Entertainment, Inc.,
Sr Sec Note (B)	11.875	02-01-09	B	700	752,920

Majestic Star LLC/Cap II
Sr Sec Note (S)	9.750	01-15-11	B–	240	241,800

Mashantucket West Pequot,
Bond (S)	5.912	09-01-21	BBB–	275	274,772

Mohegan Tribal Gaming Auth.,
Sr Sub Note	7.125	08-15-14	B+	250	255,938

MTR Gaming Group, Inc.,
Gtd Sr Note Ser B	9.750	04-01-10	B+	800	854,000

Seneca Gaming Corp.,
Sr Note (S)	7.250	05-01-12	BB–	1,000	1,006,250

Trump Entertainment Resorts, Inc.,
Gtd Sec Note	8.500	06-01-15	B–	500	487,500

Waterford Gaming LLC,
Sr Note (S)	8.625	09-15-12	B+	1,257	1,338,705
Commodity Chemicals 1.30%					2,146,561

Lyondell Chemical Co.,
Gtd Sec Note	9.500	12-15-08	BB–	591	619,072
Gtd Sr Sub Note	10.875	05-01-09	B	500	519,375

RPM International, Inc.,
Sr Note	6.250	12-15-13	BBB	1,000	1,008,114

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Communications Equipment 0.65%					$1,075,938

Motorola, Inc.,
Deb	6.500%	11-15-28	BBB+	$980	1,075,938
Computer Hardware 0.06%					103,125

Activant Solutions, Inc.,
Sr Note (P)(S)	10.054	04-01-10	B+	100	103,125
Construction Materials 0.23%					376,475

Votorantim Overseas IV,
Gtd Note (Cayman Islands) (S)	7.750	06-24-20	BBB–	370	376,475
Consumer Finance 1.85%					3,038,225

Ford Motor Credit Co.,
Note	7.375	10-28-09	BBB–	1,925	1,707,256

General Motors Acceptance Corp.,
Note	7.250	03-02-11	BBB–	680	625,014

HSBC Finance Capital Trust IX,
Note (5.911% to 11-30-15
then variable)	5.911	11-30-35	BBB+	700	705,955
Diversified Banks 2.97%					4,884,257

Bank of New York,
Cap Security (S)	7.780	12-01-26	A–	620	657,349

Barclays Bank Plc,
Perpetual Bond (6.86% to 6-15-32
then variable) (United Kingdom) (S)	6.860	09-29-49	A+	1,595	1,776,489

Chuo Mitsui Trust & Banking Co.,
Perpetual Note (5.506% to 04-15-15
then variable) (Japan) (S)	5.506	12-01-49	Baa2	905	876,956

Mizuho Financial Group Cayman Ltd.,
Gtd Note (Cayman Islands)	8.375	12-29-49	A2	750	812,625

Royal Bank of Scotland Group Plc,
Perpetual Bond (7.648% to 9-30-31
then variable) (United Kingdom)	7.648	08-29-49	A	630	760,838
Diversified Chemicals 1.21%					1,998,987

NOVA Chemicals Corp.,
Med Term Note (Canada)	7.400	04-01-09	BB+	1,955	1,998,987
Diversified Commercial Services 1.50%					2,465,088

Hutchison Whampoa International Ltd.,
Gtd Sr Note (Cayman Islands) (S)	6.500	02-13-13	A–	750	794,201

Noble Group Ltd.,
Sr Note (Bermuda) (S)	6.625	03-17-15	BB+	1,000	920,887

Sotheby’s Holdings, Inc.,
Note	6.875	02-01-09	BB–	750	750,000

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Diversified Financial Services 1.69%					$2,787,071

Beaver Valley Funding Corp.,
Sec Lease Obligation Bond	9.000%	06-01-17	BB+	$915	1,049,569

Glencore Funding LLC,
Gtd Note (S)	6.000	04-15-14	BBB–	875	822,974

St. George Funding Co.,
Perpetual Bond (8.485% to 6-30-17
then variable) (Australia) (S)	8.485	12-31-49	Baa1	840	914,528
Diversified Metals & Mining 0.43%					711,000

Freeport-McMoRan Copper & Gold, Inc.,
Sr Note	6.875	02-01-14	B+	500	505,000

Metallurg Holdings, Inc.,
Sr Sec Note (G)(S)	10.500	10-01-10	B–	200	206,000
Electric Utilities 7.84%					12,907,284

AES Eastern Energy L.P.,
Pass Thru Ctf Ser 1999-A	9.000	01-02-17	BB+	1,222	1,381,187

BVPS II Funding Corp.,
Collateralized Lease Bond	8.890	06-01-17	BB+	700	826,070

CE Generation LLC,
Sr Sec Note	7.416	12-15-18	BB–	773	827,015

Empresa Electrica Guacolda S.A.,
Sr Sec Note (Chile) (S)	8.625	04-30-13	BBB–	810	907,573

FPL Energy National Wind,
Sr Sec Note (S)	5.608	03-10-24	BBB–	376	374,914

HQI Transelect Chile S.A.,
Sr Note (Chile)	7.875	04-15-11	A–	1,175	1,300,282

Indiantown Cogeneration, L.P.,
1st Mtg Note Ser A-9	9.260	12-15-10	BB+	431	464,275

IPALCO Enterprises, Inc.,
Sr Sec Note	8.625	11-14-11	BB–	315	343,350

Kansas Gas & Electric Co.,
Bond	5.647	03-29-21	BB–	425	420,635

Midland Funding Corp. II,
Deb Ser B	13.250	07-23-06	BB–	2,001	2,072,254

MSW Energy Holdings II LLC/MSW
Energy Finance Co., II, Inc.,
Sr Sec Note Ser B	7.375	09-01-10	BB–	750	770,625

PNPP II Funding Corp.,
Deb	9.120	05-30-16	BB+	470	548,871

System Energy Resources, Inc.,
Sec Bond (S)	5.129	01-15-14	BBB	449	433,596

TransAlta Corp.,
Note (Canada)	5.750	12-15-13	BBB–	1,000	1,014,851

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Electric Utilities (continued)

TXU Corp.,
Sec Bond	7.460%	01-01-15	BBB	$615	$654,014

Waterford 3 Funding Corp.,
Sec Lease Obligation Bond	8.090	01-02-17	BBB–	534	567,772
Electrical Components & Equipment 1.07%					1,762,227

AMETEK, Inc.,
Sr Note	7.200	07-15-08	BBB	1,500	1,562,727

L-3 Communications Corp.,
Sr Sub Note (S)	6.375	10-15-15	BB+	200	199,500
Electronic Equipment Manufacturers 0.48%					792,740

Thomas & Betts Corp.,
Sr Note	7.250	06-01-13	BBB–	745	792,740
Food Retail 1.92%					3,159,272

Ahold Finance USA, Inc.,
Gtd Pass Thru Ctf Ser 2001A-1	7.820	01-02-20	BB	1,305	1,395,845

Delhaize America, Inc.,
Gtd Note	9.000	04-15-31	BB+	1,500	1,763,427
Gas Utilities 1.10%					1,810,537

Energy Transfer Partners,
Gtd Sr Note (G)	5.950	02-01-15	BBB–	500	498,243
Sr Note (G)(S)	5.650	08-01-12	BBB–	835	825,428

NorAm Energy Corp.,
Deb	6.500	02-01-08	BBB	475	486,866
Health Care Facilities 1.22%					2,007,713

HCA, Inc.,
Note	8.750	09-01-10	BB+	1,012	1,119,269

Manor Care, Inc.,
Gtd Note	6.250	05-01-13	BBB	855	888,444
Hotels, Resorts & Cruise Lines 0.65%					1,071,288

Hyatt Equities LLC,
Note (S)	6.875	06-15-07	BBB	1,050	1,071,288
Industrial Conglomerates 0.65%					1,066,959

Vedanta Resources Plc,
Sr Note (United Kingdom) (S)	6.625	02-22-10	BB+	480	466,959

Waste Services, Inc.,
Gtd Sr Sub Note	9.500	04-15-14	CCC	600	600,000

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Industrial Machinery 1.69%					$2,786,838

Kennametal, Inc.,
Sr Note	7.200%	06-15-12	BBB	$1,385	1,503,505

Manitowoc Co., Inc., (The),
Sr Note	7.125	11-01-13	B+	500	513,750

Trinity Industries Leasing Co.,
Pass Thru Ctf (S)	7.755	02-15-09	Ba1	750	769,583
Insurance Brokers 0.11%					184,928

Willis Group North America,
Gtd Note	5.625	07-15-15	BBB–	185	184,928
Integrated Oil & Gas 1.22%					2,004,152

Pemex Project Funding Master Trust,
Gtd Note	9.125	10-13-10	BBB	565	650,315

Petro-Canada,
Deb (Canada)	9.250	10-15-21	BBB	1,000	1,353,837
Integrated Telecommunication Services 3.46%					5,692,263

AT&T Corp.,
Sr Note (P)	9.750	11-15-31	A	490	615,501

Bellsouth Corp.,
Deb	6.300	12-15-15	A	1,037	1,075,982

Intelsat Ltd,
Sr Note (Bermuda) (L)(P)(S)	8.695	01-15-12	B+	450	457,313

Qwest Capital Funding, Inc.,
Gtd Note (L)	7.000	08-03-09	B	1,700	1,717,000

Sprint Capital Corp.,
Gtd Sr Note	6.900	05-01-19	A–	1,000	1,101,389

Telefonos de Mexico, S.A. de C.V.,
Note (Mexico)	5.500	01-27-15	BBB	735	725,078
IT Consulting & Other Services 0.80%					1,317,266

NCR Corp.,
Note	7.125	06-15-09	BBB–	375	392,266

Unisys Corp.,
Sr Note (L)	6.875	03-15-10	BB+	1,000	925,000
Leisure Facilities 0.67%					1,099,319

AMC Entertainment, Inc.,
Sr Sub Note	9.500	02-01-11	CCC+	365	359,069

Cinemark USA, Inc.,
Sr Sub Note (L)	9.000	02-01-13	B–	700	740,250

See notes to financial statements.

F I N A N C I A L S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Leisure Products 0.18%					$298,500

K2, Inc.,
Sr Note	7.375%	07-01-14	BB	$300	298,500
Life & Health Insurance 0.64%					1,048,110

Phoenix Cos., Inc., (The),
Bond	6.675	02-16-08	BBB	485	489,541

Provident Financing Trust I,
Gtd Cap Security (L)	7.405	03-15-38	B+	580	558,569
Metal & Glass Containers 1.66%					2,725,075

BWAY Corp.,
Gtd Sr Sub Note	10.000	10-15-10	B–	1,085	1,133,825

Owens-Brockway Glass Container, Inc.,
Gtd Sr Sec Note	8.750	11-15-12	BB–	1,000	1,075,000
Gtd Sr Note	8.250	05-15-13	B	500	516,250
Multi-Line Insurance 0.95%					1,558,247

Assurant, Inc.,
Sr Note	6.750	02-15-34	BBB+	490	532,528

Massachusetts Mutual Life Insurance Co.,
Surplus Note (S)	7.625	11-15-23	AA	470	582,027

Phoenix Life Insurance,
Surplus Note (S)	7.150	12-15-34	BBB+	425	443,692
Multi-Media 0.98%					1,607,822

News America Holdings,
Gtd Sr Deb	7.750	01-20-24	BBB	980	1,104,802

Time Warner, Inc.,
Deb	9.125	01-15-13	BBB+	425	503,020
Multi-Utilities & Unregulated Power 1.80%					2,966,095

CalEnergy Co., Inc.,
Sr Bond	8.480	09-15-28	BBB–	525	666,195

Dynegy-Roseton Danskamme,
Gtd Pass Thru Ctf Ser B	7.670	11-08-16	B	500	501,250

Salton Sea Funding Corp.,
Sr Sec Note Ser C	7.840	05-30-10	BB+	1,728	1,798,650
Office Services & Supplies 0.60%					980,385

Steelcase, Inc.,
Sr Note	6.375	11-15-06	BBB–	980	980,385
Oil & Gas Drilling 1.66%					2,726,868

Alberta Energy Co. Ltd.,
Note (Canada)	8.125	09-15-30	A–	685	900,711

Delek & Avner-Yam Tethys,
Sr Sec Note (Israel) (S)	5.326	08-01-13	BBB–	379	370,532

See notes to
financial statements.

F I N A N C I A L   S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Oil & Gas Drilling (continued)

Gazprom,
Loan Part Note (Russia) (S)	9.625%	03-01-13	BB+	$1,000	$1,206,250

Grant Prideco, Inc.,
Sr Note (S)	6.125	08-15-15	BB	250	249,375
Oil & Gas Exploration & Production 0.31%					517,500

Plains Exploration & Production Co.,
Sr Note	7.125	06-15-14	BB–	500	517,500
Oil & Gas Refining, Marketing & Transportation 1.14%					1,871,719

Enterprise Products Operations, L.P.,
Gtd Sr Note Ser B	5.600	10-15-14	BB+	1,000	999,219

Reliant Energy Inc.,
Sr Sec Note	6.750	12-15-14	B+	1,000	872,500
Paper Packaging 1.52%					2,495,250

MDP Acquisitions Plc,
Sr Note (Ireland)	9.625	10-01-12	B–	1,250	1,250,000

Stone Container Corp.,
Sr Note	9.750	02-01-11	CCC+	275	277,750
Sr Note	8.375	07-01-12	CCC+	1,000	967,500
Paper Products 0.21%					349,477

Plum Creek Timber Co., Inc.,
Gtd Note	5.875	11-15-15	BBB–	345	349,477
Pharmaceuticals 1.96%					3,223,352

Medco Health Solutions, Inc.,
Sr Note	7.250	08-15-13	BBB	1,550	1,702,700

Wyeth,
Note	5.500	03-15-13	A	1,500	1,520,652
Property & Casualty Insurance 0.95%					1,567,443

Markel Corp.,
Sr Note	7.350	08-15-34	BBB–	515	554,147

Ohio Casualty Corp.,
Note	7.300	06-15-14	BB	750	806,114

URC Holdings Corp.,
Sr Note (S)	7.875	06-30-06	AA–	205	207,182
Publishing 0.26%					434,010

Dex Media West,
Gtd Sr Sub Note	9.875	08-15-13	B	391	434,010

See notes to financial statements.

F I N A N C I A L S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Real Estate Investment Trusts	2.68%				$4,405,570

Chelsea Property Group,
Note	6.000%	01-15-13	BBB+	$1,040	1,075,293

Healthcare Realty Trust, Inc.,
Sr Note	8.125	05-01-11	BBB–	165	182,755

Health Care REIT, Inc.,
Sr Note	6.200	06-01-16	BBB–	345	345,144

HRPT Properties Trust,
Sr Note	5.750	11-01-15	BBB	750	747,410

iStar Financial, Inc.,
Sr Note	7.000	03-15-08	BBB–	785	810,494

ProLogis,
Note	5.500	03-01-13	BBB+	980	988,849

Ventas Realty, L.P./Capital Corp.,
Sr Note	6.625	10-15-14	BB	250	255,625
Real Estate Management & Development 0.50%					825,340

Post Apartment Homes,
Sr Note	5.125	10-12-11	BBB	830	825,340
Regional Banks 2.62%					4,310,535

Colonial Capital II,
Gtd Cap Security Ser A	8.920	01-15-27	BB	1,029	1,099,674

Crestar Capital Trust I,
Gtd Cap Security	8.160	12-15-26	A–	880	935,754

First Chicago NDB Institutional Capital,
Gtd Cap Bond Ser A (S)	7.950	12-01-26	A1	500	529,079

Greater Bay Bancorp,
Sr Note Ser D	5.125	04-15-10	BBB–	540	535,993

NB Capital Trust IV,
Gtd Cap Security	8.250	04-15-27	A	1,130	1,210,035
Specialized Finance 2.67%					4,399,085

Ameriprise Financial, Inc.,
Sr Note	5.350	11-15-10	A–	465	468,186

ASG Consolidated LLC,
Sr Disc Note (Zero to 11-1-08,
then 11.500%) (O)	Zero	11-01-11	B–	1,180	938,100

Astoria Depositor Corp.,
Pass Thru Ctf Ser B (G)(S)	8.144	05-01-21	BB	750	778,073

Bosphorous Financial Services,
Sec Floating Rate Note (P)(S)	6.140	02-15-12	Baa3	500	502,565

ESI Tractebel Acquisition Corp.,
Gtd Sec Bond Ser B	7.990	12-30-11	BB	975	1,023,309

See notes to
financial statements.

F I N A N C I A L S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Specialized Finance (continued)

Humpuss Funding Corp.,
Gtd Note (S)	7.720%	12-15-09	B2	$170	$166,162

Kinder Morgan Finance Co.,
Gtd Note (S)	6.400	01-05-36	BBB	510	522,690
Telecommunications Equipment 1.17%					1,929,916

Corning, Inc.,
Med Term Note	8.300	04-04-25	Ba2	1,150	1,195,510
Note	6.050	06-15-15	BBB–	740	734,406
Thrifts & Mortgage Finance 20.38%					33,541,705

Banc of America Commercial Mortgage, Inc.,
Mtg Pass Thru Ctf Ser 2005-6 Class A4	5.182	09-10-47	AAA	905	909,201

Bear Stearns Alt-A Trust,
Collateralized Mtg Obligation
Ser 2005-3 Class B2 (P)	5.385	04-25-35	AA+	439	434,055

Bear Stearns Commercial Mortgage
Securities, Inc.,
Mtg Pass Thru Ctf Ser 2005-T20
Class A4A	5.156	10-12-42	AAA	440	442,110

Chaseflex Trust,
Pass Thru Ctf Ser 2005-2 Class 4A1	5.000	05-25-20	AAA	1,191	1,178,010

Citi/Deutsche Bank Commercial
Mortgage Securities,
Mtg Pass Thru Ctf Ser 2005-CD1
Class A4	5.225	07-15-44	AAA	595	601,201
Mtg Pass Thru Ctf Ser 2005-CD1
Class C	5.225	07-15-44	AA	285	284,319

Citigroup Mortgage Loan Trust, Inc.,
Mtg Pass Thru Ctf Ser 2005-5
Class 2A3 (M)	5.000	08-25-35	AAA	737	730,137

ContiMortgage Home Equity Loan Trust,
Pass Thru Ctf Ser 1995-2 Class A-5	8.100	08-15-25	AAA	145	150,241

Countrywide Alternative Loan Trust,
Mtg Asset Backed Pass Thru Ctf
Ser 2004-24CB Class 1A1	6.000	11-25-34	AAA	901	903,023
Mtg Asset Backed Pass Thru Ctf Ser
2005-J1 Class 3A1	6.500	08-25-32	AAA	547	556,540

Countrywide Home Loans Servicing, L.P.,
Mtg Asset Backed Pass Thru Ctf Ser
2005-21 Class A1	5.500	10-25-35	Aaa	4,185	4,132,566
Mtg Asset Backed Pass Thru Ctf Ser
2005-6 Class 2A1	5.500	04-25-35	Aaa	675	668,258

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Thrifts & Mortgage Finance (continued)

DLJ Mortgage Acceptance Corp.,
Commercial Mortgage Pass Thru
Ctf Ser 19	8.350%	03-13-28	A	$628	$627,860

First Horizon Alternative
Mortgage Securities,
Mtg Pass Thru Ctf Ser 2004-AA5
Class B1 (P)	5.259	12-25-34	AA	314	310,409

Global Signal Trust,
Sub Bond Ser 2004-1A Class D (S)	5.098	01-15-34	BBB	2,000	1,962,263
Sub Bond Ser 2004-2A Class D (S)	5.093	12-15-14	Baa2	385	371,431

GMAC Commercial Mortgage
Securities, Inc.,
Mtg Pass Thru Ctf Ser 2002-C1 Class A1	5.785	11-15-39	AAA	1,950	1,981,175

Greenwich Capital Funding Corp.,
Mtg Pass Thru Ctf Ser 2005-GG5
Class A2	5.117	04-10-37	AAA	1,220	1,222,962

GSR Mortgage Loan Trust,
Mtg Pass Thru Ctf Ser 2004-9
Class B1 (G) (P)	4.443	08-25-34	AA	579	569,117

Indymac Index Mortgage Loan Trust,
Asset Backed Ctf Ser 2004-AR13 Class B1	5.296	01-25-35	AA	469	464,421
Asset Backed Ctf Ser 2005-AR5 Class B1 (P)	5.442	05-25-35	AA	508	505,542

JP Morgan Alternative Loan Trust,
Mtg Pass Thru Ctf Ser 2005-S1
Class 1A4	6.000	12-25-35	AAA	4,975	5,000,655

JP Morgan Chase Commercial Mortgage
Security Corp.,
Mtg Pass Thru Ctf Ser 2005-LDP4 Class B	5.129	10-15-42	Aa2	1,965	1,927,391

Merrill Lynch Mortgage Trust,
Commercial Mortgage Pass Thru Ctf Ser
2005-CKI1 Class A6	5.245	11-12-37	AAA	820	828,296

Morgan Stanley Capital I,
Mtg Pass Thru Ctf Ser 2005-HQ7
Class A4	5.205	11-14-42	AAA	810	816,801
Mtg Pass Thru Ctf Ser 2005-IQ10
Class A4A	5.230	09-15-42	AAA	1,180	1,184,193

Provident Funding Mortgage Loan Trust,
Mtg Pass Thru Ctf Ser 2005-1
Class B1 (P)	4.372	05-25-35	AAA	319	308,809

SBA CMBS Trust,
Sub Bond Ser 2005-1A Class D (S)	6.219	11-15-35	Baa2	200	202,203
Sub Bond Ser 2005-1A Class E (S)	6.706	11-15-35	Baa3	200	202,172

Sovereign Capital Trust I,
Gtd Cap Security	9.000	04-01-27	BB	1,000	1,072,789

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Thrifts & Mortgage Finance (continued)

Washington Mutual, Inc.,
Mtg Ln Pass Thru Ctf Ser 2005-AR4
Class B1(P)	4.680%	04-25-35	AA	$1,457	$1,407,341
Mtg Pass Thru Ctf Ser 2005-6 Class 1CB	6.500	08-25-35	AAA	849	863,243

Wells Fargo Mortgage Backed
Securities Trust,
Mtg Pass Thru Ctf Ser 2004-7
Class 2A2 (M)	5.000	07-25-19	AAA	734	722,971
Utilities Other 0.47%					768,507

Atlas Pipeline Partners L.P.,
Gtd Sr Note (S)	8.125	12-15-15	B+	140	141,225

Magellan Midstream Partners L.P.,
Note	6.450	06-01-14	BBB	590	627,282
Wireless Telecommunication Service 4.28%					7,038,266

America Movil S.A. de C.V.,
Sr Note (Mexico)	5.750	01-15-15	BBB	1,225	1,229,165

AT&T Wireless Services, Inc.,
Sr Note	8.750	03-01-31	A	1,475	1,954,107

Crown Castle Towers LLC,
Sub Bond Ser 2005-1A Class D	5.612	06-15-35	Baa2	655	637,971

Dobson Communications Corp.,
Sr Note (L)	8.875	10-01-13	CCC	1,000	997,500

Mobile Telesystems Finance S.A.,
Gtd Sr Note (Luxembourg) (S)	9.750	01-30-08	BB–	350	371,000

Nextel Communications, Inc.,
Sr Note Ser D	7.375	08-01-15	A–	1,250	1,319,148

Rogers Wireless, Inc.,
Sr Sub Note (Canada)	8.000	12-15-12	B+	500	529,375

	Credit
Issuer, description	rating (A)	Shares	Value

Preferred stocks 2.42%			$3,977,312
(Cost $4,068,637)
Agricultural Products 0.64%			1,045,312

Ocean Spray Cranberries, Inc., 6.25%, Ser A (S)	BB+	12,500	1,045,312
Diversified Financial Services 0.59%			976,000

ABN AMRO Capital Funding Trust VII, 6.08%	A	40,000	976,000
Multi-Utilities & Unregulated Power 0.62%			1,020,800

Dominion CNG Capital Trust I, 7.80%	BBB–	40,000	1,020,800
Real Estate Investment Trusts 0.57%			935,200

Public Storage, Inc., 6.50%, Depositary Shares, Ser W	BBB+	40,000	935,200

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

U.S. government and agencies securities 48.10%					$79,155,871

(Cost $78,979,541)
Government U.S. 12.27%					20,192,279

United States Treasury,
Bond (L)	10.625%	08-15-15	AAA	$2,000	2,958,672
Bond (L)	9.125	05-15-18	AAA	555	793,693
Bond (L)	6.875	08-15-25	AAA	5,400	6,954,185
Bond (L)	5.375	02-15-31	AAA	5,905	6,632,974
Note (L)	4.500	11-15-15	AAA	570	574,676
Note (L)	4.250	11-15-13	AAA	2,300	2,278,079
Government U.S. Agency 35.83%					58,963,592

Federal Home Loan Bank,
Bond	4.600	04-11-08	AAA	1,470	1,464,396

Federal Home Loan Mortgage Corp.,
20 Yr Pass Thru Ctf	11.250	01-01-16	AAA	30	31,975
30 Yr Pass Thru Ctf	6.000	08-01-34	AAA	3,487	3,522,157
30 Yr Pass Thru Ctf	6.000	02-01-35	AAA	422	426,412
30 Yr Pass Thru Ctf (P)	5.174	11-01-35	AAA	2,270	2,239,574
CMO REMIC 2978	5.500	01-15-31	AAA	2,590	2,581,401
Note	4.900	11-03-08	AAA	5,070	5,052,595

Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf	7.500	02-01-08	AAA	10	9,761
15 Yr Pass Thru Ctf	7.000	09-01-10	AAA	31	32,515
15 Yr Pass Thru Ctf	7.000	10-01-12	AAA	19	19,790
15 Yr Pass Thru Ctf	7.000	04-01-17	AAA	52	53,849
30 Yr Pass Thru Ctf	6.000	11-01-34	AAA	1,975	1,993,932
30 Yr Pass Thru Ctf	6.000	05-01-35	AAA	4,541	4,584,503
30 Yr Pass Thru Ctf	6.000	08-01-35	AAA	2,498	2,521,464
30 Yr Pass Thru Ctf	6.000	10-01-35	AAA	17,181	17,343,998
30 Yr Pass Thru Ctf	5.500	05-01-34	AAA	1,004	994,098
30 Yr Pass Thru Ctf	5.500	04-01-35	AAA	662	655,766
30 Yr Pass Thru Ctf	5.500	05-01-35	AAA	2,464	2,446,269
30 Yr Pass Thru Ctf	5.500	11-01-35	AAA	2,200	2,178,917
30 Yr Pass Thru Ctf (P)	5.314	11-01-35	AAA	3,765	3,695,533
CMO REMIC 2003-17-QT	5.000	08-25-27	AAA	435	431,047
Note	6.000	05-30-25	AAA	1,652	1,618,839
Note	5.000	11-14-08	AAA	1,475	1,474,383
Note (L)	5.000	04-19-10	AAA	2,470	2,464,825

Financing Corp.,
Bond	9.400	02-08-18	Aaa	785	1,098,575

Government National Mortgage Assn.,
30 Yr Pass Thru Ctf	10.000	11-15-20	AAA	7	7,660
30 Yr Pass Thru Ctf	9.500	01-15-21	AAA	4	4,949
30 Yr Pass Thru Ctf	9.500	02-15-25	AAA	13	14,409

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 3.53%			$5,812,000
(Cost $5,810,953)
Government U.S. Agency 3.52%			5,800,000

Federal Home Loan Bank,
Disc Note 1-3-06	Zero	$5,800	5,800,000
Joint Repurchase Agreement 0.01%			12,000

Investment in a joint repurchase
agreement transaction with
Morgan Stanley -- Dated 12-30-05
due 1-3-06 (Secured by U.S.
Treasury Inflation Indexed Note
3.375% due 1-15-12)	3.500%	12	12,000

Total investments 151.27%			$248,939,507

Other assets and liabilities, net 1.01%			$1,664,737

Fund preferred shares and accrued dividends (52.28%)			($86,036,420)

Total net assets 100.00%			$164,567,824

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available, unless indicated otherwise.

(B) This security is fair valued in good faith under procedures established by the Board of Trustees.

(G) Security rated internally by John Hancock Advisers, LLC.

(H) Non-income-producing issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(L) All or a portion of this security is on loan as of December 31, 2005.

(M) These securities having an aggregate value of $1,453,108, or 0.88% of the Fund’s net assets, have been purchased as a forward commitments--that is, the Fund has agreed on trade date to take delivery of and to make payment for these securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of these securities are fixed at trade date, although the Fund does not earn any interest on these until settlement date. The fund has segregated assets with a current value at least equal to the amount of the forward commitments. Accordingly, the market value of $1,483,934 of Federal National Mortgage Association, 6.000%, 10-1-35 has been segregated to cover the forward commitments.

(O) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(P) Represents rate in effect on December 31, 2005.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $28,131,099 or 17.09% of the Fund’s net assets as of December 31, 2005.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

ASSETS AND
LIABILITIES

December 31, 2005

This Statement
of Assets and
Liabilities is the
Fund’s balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You’ll
also find the net
asset value for each
common share.

Assets
Investments at value (cost $248,346,577)
including $28,294,760 of securities loaned	$248,939,507
Cash segregated for futures contacts	211,250
Receivable for shares sold	237,909
Dividends and interest receivable	3,160,740
Receivable for futures variation margin	55,861
Other assets	15,207
Total assets	252,620,474

Liabilities
Due to custodian	12,400
Payable for investments purchased	1,446,570
Payable to affiliates
Management fees	335,016
Other	6,003
Other payable and accrued expenses	216,241
Total liabilities	2,016,230
Auction Preferred Shares (APS) Series A, including
accrued dividends, unlimited number of shares of
beneficial interest authorized with no par value,
1,720 shares issued, liquidation preference of
$25,000 per share	43,018,210
APS Series B, including accrued dividends, unlimited
number of shares of beneficial interest authorized
with no par value, 1,720 shares issued, liquidation
preference of $25,000 per share	43,018,210

Net assets
Common shares capital paid-in	168,874,698
Accumulated net realized loss on investments and
financial futures contracts	(4,803,124)
Net unrealized appreciation of investments and
financial futures contracts	415,460
Accumulated net investment income	80,790
Net assets applicable to common shares	$164,567,824

Net asset value per common share
Based on 8,213,076 common shares outstanding --
the Fund has an unlimited number of shares
authorized with no par value	$20.04

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

OPERATIONS

For the year ended
December 31, 2005

This Statement
of Operations
summarizes the
Fund’s investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period
stated.

Investment income
Interest	$15,424,756
Dividends	336,747
Securities lending	149,294
Total investment income	15,910,797

Expenses
Investment management fees	1,354,798
APS auction fees	228,602
Transfer agent fees	85,959
Custodian fees	77,100
Accounting and legal services fees	57,493
Printing	48,327
Professional fees	46,741
Registration and filing fees	24,082
Miscellaneous	22,952
Trustees’ fees	10,423
Security lending fees	6,805
Compliance fees	5,200
Interest	3,071
Total expenses	1,971,553
Net investment income	13,939,244

Realized and unrealized loss

Net realized loss on
Investments	(828,269)
Financial futures contracts	(491,774)
Change in net unrealized appreciation (depreciation) of
Investments	(7,390,661)
Financial futures contracts	(44,693)
Net realized and unrealized loss	(8,755,397)
Distributions to APS Series A	(1,384,283)
Distributions to APS Series B	(1,399,731)
Increase in net assets from operations	$2,399,833

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund’s net assets
has changed
during the last
two periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.

	Year	Year
	ended	ended
	12-31-04	12-31-05

Increase (decrease) in net assets
From operations
Net investment income	$13,899,925	$13,939,244
Net realized loss	(1,171,649)	(1,320,043)
Change in net unrealized appreciation
(depreciation)	(591,849)	(7,435,354)
Distributions to APS Series A and B	(1,305,131)	(2,784,014)
Increase in net assets resulting
from operations	10,831,296	2,399,833
Distributions to common shareholders
From net investment income	(13,527,084)	(12,004,375)
From Fund share transactions	1,256,063	1,014,114

Net assets
Beginning of period	174,597,977	173,158,252
End of period[1]	$173,158,252	$164,567,824

1 Includes accumulated net investment income of $34,197 and $80,790 respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S FINANCIAL HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

Period ended	12-31-01[1,2]	12-31-02[1]	12-31-03	12-31-04	12-31-05

Per share operating performance
Net asset value, beginning of period	$20.79	$20.98	$21.21	$21.55	$21.22
Net investment income[3]	1.32	1.20	1.37	1.71	1.70
Net realized and unrealized
gain (loss) on investments	0.21	0.25	1.14	(0.21)	(1.07)
Distributions to APS Series A and B4	--	--	(0.02)	(0.16)	(0.34)
Total from
investment operations	1.53	1.45	2.49	1.34	0.29
Less distributions
to common shareholders
From net investment income	(1.34)	(1.22)	(1.42)	(1.67)	(1.47)
From net realized gain	--	--	(0.60)	--	--
	(1.34)	(1.22)	(2.02)	(1.67)	(1.47)
Capital charges
Offering costs and underwriting
discounts related to APS	--	--	(0.13)	--	--
Net asset value, end of period	$20.98	$21.21	$21.55	$21.22	$20.04
Per share market value,
end of period	$19.04	$19.12	$19.98	$22.46	$17.70
Total return at market value[5] (%)	5.96	6.89	15.29	21.60	(15.06)

Ratios and supplemental data
Net assets applicable to common
shares, end of period (in millions)	$167	$170	$175	$173	$165
Ratio of expenses
to average net assets (%)	0.82	0.84	0.88[6]	1.16[6]	1.17[6]
Ratio of net investment income
to average net assets (%)	6.20	5.74	6.25[7]	8.03[7]	8.25[7]
Portfolio turnover (%)	300	314	245	128	144

Senior securities
Total APS Series A outstanding
(in millions)	--	--	$43	$43	$43
Total APS Series B outstanding
(in millions)	--	--	$43	$43	$43
Involuntary liquidation preference
APS Series A per unit (in thousands)	--	--	$25	$25	$25
Involuntary liquidation preference APS
Series B per unit (in thousands)	--	--	$25	$25	$25
Average market value per unit
(in thousands)	--	--	$25	$25	$25
Asset coverage per unit[8]	--	--	$74,836	$74,713	$72,072

See notes to financial statements.

F I N A N C I A L   H I G H L I G H T S

Notes to Financial Highlights

1 Audited by previous auditor.

2 As required, effective 1-1-01, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended 12-31-01, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 6.31% . Per share ratios and supplemental data for periods prior to 1-01-01, have not been restated to reflect this change in presentation.

3 Based on the average of the shares outstanding.

4 APS Series A and B were issued on 11-4-03.

5 Assumes dividend reinvestment.

6 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratios of expenses would have been 0.82%, 0.77% and 0.77% for the years ended 12-31-03, 12-31-04 and 12-31-05, respectively.

7 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratios of net investment income would have been 5.81%, 5.36% and 5.47% for the years ended 12-31-03, 12-31-04 and 12-31-05, respectively.

8 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to financial statements.

NOTES TO STATEMENTS

Note A

Accounting policies

John Hancock Investors Trust (the “Fund”) is a closed-end diversified investment management company registered under the Investment Company Act of 1940.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a “when-issued” or “forward commitment” basis, which means that the securities will be delivered to the Fund at a future date, usually beyond the customary settlement date.

Discount and premium
on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifi-able to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At December 31, 2005, the Fund loaned securities having a market value of $28,294,760 collateralized by securities in the amount of $30,270,955. Securities lending expenses are paid by the Fund to the Adviser.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund’s exposure to the underlying instrument. Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund’s instruments. At the time the Fund enters into financial futures contracts, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as “initial margin,” equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as “variation margin,” are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments arising from this “mark to market” are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into financial futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out financial futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund’s gains and/or losses can be affected as a result of finan-cial futures contracts.

On December 31, 2005, the Fund had deposited $211,250 in a segregated account to cover margin requirements on open financial futures contracts.

The Fund had the following financial futures contracts open on December 31, 2005:

	NUMBER OF
OPEN CONTRACTS	CONTRACTS	POSITION	EXPIRATION	DEPRECIATION

U.S. 10-Year Treasury Note	325	Short	March 06	$177,470
				$177,470

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $4,535,322 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: December 31, 2012 --$1,668,465 and December 31, 2013 --$2,866,857.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a security on non-accrual status and reduce related investment income by ceasing current accruals and/or writing off interest receivable when the collection of income has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended December 31, 2004, the tax character of distributions paid was as follows: ordinary income $14,832,215. During the year ended December 31, 2005, the tax character of distributions paid was as follows: ordinary income $14,788,389.

As of December 31, 2005, the components of distributable earnings on a tax basis included $128,288 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a quarterly management fee to the Adviser, equivalent on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund’s average weekly net asset value and the value attributable to the Auction Preferred Shares (collectively, “managed assets”), (b) 0.375% of the next $50,000,000, (c) 0.350% of the next $100,000,000 and (d) 0.300% of the Fund’s average daily managed assets in excess of $300,000,000.

Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC (“Sovereign”), a wholly owned subsidiary of John Hancock Life Insurance Company (“JHLICo”). The Adviser remains the principal advisor on the Fund and Sovereign acts as subadviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund is not responsible for payment of the subadvisory fees.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation  for the year amounted to $57,493. The Fund also reimbursed JHLICo for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the New York Stock Exchange (“NYSE”) and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Note C
Fund share transactions

This listing illustrates the number of Fund common shares, distributions reinvested, offering costs and underwriting discount charged to capital paid-in, reclassification of capital accounts and the number of common shares outstanding at the beginning and end of the last two years, along with the corresponding dollar value.

	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount
Beginning of period	8,102,295	$167,056,970	8,160,880	$167,750,954
Distributions reinvested	58,585	1,226,299	52,196	1,014,114
Offering costs and
underwriting discount
related to Auction
Preferred Shares	--	29,764	--	--
Reclassification of
capital accounts	--	(562,079)	--	109,630
End of period	8,160,880	$167,750,954	8,213,076	$168,874,698

Auction preferred shares

The Fund issued a total of 3,440 Auction Preferred Shares: 1,720 shares of Series A Auction Preferred Shares and 1,720 shares of Series B Auction Preferred Shares (collectively, the “Preferred Shares” or “APS”) on November 4, 2003, in a public offering. The total offering costs of $178,036 and the total underwriting discount of $860,000 has been charged to capital paid-in of common shares during the years ended December 31, 2003 and December 31, 2004.

Dividends on the APS, which accrue daily, are cumulative at a rate that was established at the offering of the APS and has been reset every 7 days thereafter by an auction. Dividend rates on APS Series A ranged from 2.19% to 4.40% and Series B from 2.24% to 4.45% during the year ended December 31, 2005. Accrued dividends on APS are included in the value of APS on the Fund’s Statement of Assets and Liabilities.

The APS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the APS as defined in the Fund’s by-laws. If the dividends on the APS shall remain unpaid in an amount equal to two full years’ dividends, the holders of the APS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shareholders have equal voting rights of one vote per share, except that the holders of the APS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the APS and common shareholders.

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2005, aggregated $271,578,735 and $275,548,139, respectively. Purchases and proceeds from sales or maturities of obligations of U.S. government aggregated $89,112,865 and $88,261,818, respectively, during the year ended December 31, 2005.

The cost of investments owned on December 31, 2005, including short-term investments, for federal income tax purposes was $249,363,789. Gross unrealized appreciation and depreciation of investments aggregated $3,762,434 and $4,186,716, respectively, resulting in net unrealized depreciation of $424,282. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities and amortization of premiums on debt securities.

Note E
Reclassification
of accounts

During the year ended December 31, 2005, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $1,005,368, an increase in accumulated net investment income of $895,738 and an increase in capital paid-in of $109,630. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2005. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for deferred compensation and amortization of premiums on debt securities. The calculation of net investment income per share in the Fund’s Financial Highlights excludes these adjustments.

AUDITORS’ REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Investors Trust,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Investors Trust Fund (the “Fund”) at December 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2002, were audited by other independent auditors, whose report dated February 7, 2003, expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP Boston, Massachusetts February 15, 2006

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2005.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2005, 0.77% of the dividends qualify for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2005.

Shareholders were mailed a 2005 U.S. Treasury Department Form 1099-DIV in January 2006. This will reflect the total of all distributions that are taxable for calendar year 2005.

Investment
objective
and policy

The Fund is a closed-end diversified management investment company, common shares of which were initially offered to the public on January 29, 1971 and are publicly traded on the New York Stock Exchange. The Fund’s primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. The preponderance of the Fund’s assets are invested in a diversified portfolio of debt securities, some of which may carry equity features. Up to 50% of the value of the Fund’s assets may be invested in restricted securities acquired through direct placement. The Fund may also invest in repurchase agreements. The Fund may issue a single class of senior securities not to exceed 33 1 / 3 % of the market or fair value of its net assets and may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of its total assets taken at cost. The Fund may lend portfolio securities not to exceed 33 1 / 3 % of total assets.

By-laws

In November 2002, the Board of Trustees adopted several amendments to the Fund’s by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The noti-fication must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures, that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

On August 21, 2003, shareholders approved the amendment of the Fund’s by-laws, effective August 26, 2003, to provide for the issuance of preferred shares. Effective March 9, 2004, the Trustees approved additional changes to conform with the Fund’s maximum dividend rate on the preferred shares with the rate used by other John Hancock funds.

On September 14, 2004, the Trustees approved an amendment to the Fund’s by-laws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

Financial futures
contracts and options

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund’s ability to hedge successfully will depend on the Adviser’s ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund’s futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund’s total assets.

Dividends and
distributions

The Fund pays quarterly dividends from net investment income and intends to distribute any available net realized capital gains annually. All distributions are paid in cash unless the shareholder elects to participate in the Dividend Reinvestment Plan.

During the year ended December 31, 2005, dividends from net investment income totaling $1.4675 per share were paid to common shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

March 31, 2005	$0.3900
June 30, 2005	0.3650
September 30, 2005	0.3600
December 30, 2005	0.3525

Dividend
reinvestment plan

The Fund offers its common shareholders a Dividend Reinvestment Plan (the “Plan”), which offers the opportunity to earn compounded yields. Any holder of common shares of record of the Fund may elect to participate in the Plan and receive the Fund’s common shares in lieu of all or a portion of the cash dividends.

The Plan is available to all common shareholders without charge. Mellon Investor Services (the “Plan Agent”) will act as agent for participating shareholders.

Shareholders may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com, showing an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent prior to the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Board of Trustees of the Fund will declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in the Fund’s common shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend, otherwise payable to such shareholder on shares included under the Plan, by the per share net asset value of the common shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder, by 95% of the market price per share of the common shares on the payment date. The market price of the common shares on a particular date shall be the mean between the highest and lowest sales price on the New York Stock Exchange on that date. Net asset value will be determined in accordance with the established procedures of the Fund. However, if as of such payment date the market price of the common shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to four decimal places, will be credited to the shareholder’s account. Such fractional shares will be entitled to future dividends.

The shares issued to participating shareholders, including fractional shares, will be held by the Plan Agent in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend that the shareholder has elected to reinvest and the number of shares acquired with such dividend.

Participation in the Plan may be terminated at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site, and such termination will be effective immediately. However, notice of termination must be received prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of common shares held by the Plan Agent. A shareholder will receive a cash payment for any fractional share held.

The reinvestment of dividends will not relieve participants of any federal, state or local income tax, which may be due with respect to such dividend. Dividends reinvested in common shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for common shares of the Fund on the New York Stock Exchange as of the dividend payment date. Distributions from the Fund’s long-term capital gains will be processed as noted above for those electing to reinvest in common shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, New Jersey 07606-1938 (Telephone: 1-800-852-0218).

Shareholder
communication
and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

On March 2, 2005, the Annual Meeting of the Fund was held to elect ten Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

Proxies covering 6,957,395 shares of beneficial interest were voted at the meeting. The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

		W I T H H E L D
	F O R	A U T H O R I T Y

James F. Carlin	6,902,883	51,076
Richard P. Chapman, Jr.	6,897,740	56,219
William J. Cosgrove†	6,897,683	56,276
William H. Cunningham	6,884,078	69,881
Ronald R. Dion	6,895,985	57,974
Charles L. Ladner	6,901,340	52,619
Steven R. Pruchansky	6,892,336	61,623
James A. Shepherdson*	6,897,287	56,672
†Mr. William J. Cosgrove retired as of March 31, 2005.
*Mr. James A. Shepherdson resigned effective July 15, 2005.

The preferred shareholders elected Dr. John A. Moore and Patti McGill Peterson to serve as the Fund’s Trustee until their successors are duly elected and qualified, with the votes for each Trustee tabulated as follows: 3,421 FOR, 0 AGAINST, 15 ABSTAINING.

The common and preferred shareholders ratified the Trustees’ selection of PricewaterhouseCoopers LLP as the Fund’s independent auditor for the fiscal year ending December 31, 2005, with votes tabulated as follows: 6,855,107 FOR, 35,820 AGAINST and 66,468 ABSTAINING.

Board Consideration
of and Continuation
of Investment
Advisory Agreement:
John Hancock
Investors Trust

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Investors Trust (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) for the Fund.

At meetings held on May 19–20 and June 6–7, 2005, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the continuation of the Advisory Agreement. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the Advisory Agreement, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to the following: (i) the investment performance of the Fund and a broader universe of relevant funds (the “Universe”) selected by Lipper Inc. (“Lipper”), an independent provider of investment company data, for a range of periods, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund and a peer group of comparable funds selected by Lipper (the “Peer Group”), (iii) the advisory fees of comparable portfolios of other clients of the Adviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees and a study undertaken at the direction of the Independent Trustees as to the allocation of the benefits of economies of scale between the Fund and the Adviser, (vi) the Adviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the Fund’s Code of Ethics and the structure and responsibilities of the Adviser’s compliance department, (vii) the background and experience of senior management and investment professionals and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates.

Nature, extent and quality
of services

The Board considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser were sufficient to support renewal of the Advisory Agreement.

Fund performance

The Board considered the performance results for the Fund over various time periods. The Board also considered these results in comparison to the performance of the Universe, as well as the Fund’s benchmark indices. Lipper determined the Universe for the Fund. The Board reviewed with a representative of Lipper the methodology used by Lipper to select the funds in the Universe and the Peer Group.

The Board noted that the performance of the Fund was below the median and average performance of its Universe for the time periods under review. The Board also noted that the Fund’s performance was below the performance of the Lipper Closed-End General Bond Funds Index during recent years but was slightly higher than such Fund’s index performance over longer-term periods. The Board noted that the Fund’s performance was consistently higher than the performance of the Lehman Government/Corporate Bond Index. The Adviser discussed with the Board factors contributing to the Fund’s performance results. The Adviser noted that, in its view, the Fund’s Universe was over-inclusive, and excluding large non-U.S. currency funds from the Universe would demonstrate that the Fund’s performance was consistent with other similarly leveraged closed-end funds. The Board indicated its intent to continue to monitor the Fund’s performance trends.

Investment advisory fee
rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group, and reasonable in relation to the services provided.

The Board received and considered information regarding the Fund’s total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management fees, transfer agent fees and custodian fees, including and excluding investment-related expenses. The Board also considered comparisons of these expenses to the Peer Group and the Universe. The Board noted that the total operating expense ratio of the Fund was lower than the Peer Group’s and Universe’s median total operating expense ratio.

The Adviser also discussed the Lipper data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreement.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreement offers breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares, and concluded that the fees were fair and equitable based on relevant factors, including the Fund’s total expenses ranking relative to its Peer Group.

Information about
services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser to its other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate was not unreasonable, taking into account fee rates offered to others by the Adviser and giving effect to differences in services covered by such fee rates.

Other benefits to
the adviser

The Board received information regarding potential “fall-out” or ancillary bene-fits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other finan-cial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s and the Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and
broader review

As discussed above, the Board reviewed detailed materials received from the Adviser as part of the annual re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreement for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreement.

At a meeting held on December 6, 2005, the Board reviewed a Sub-Advisory Agreement among the Fund, the Adviser and Sovereign Asset Management, LLC, an affili-ate of the Adviser (the “Sub-Adviser”). At that meeting, the Adviser proposed, and the Board accepted, a reorganization of the Adviser’s operations and the transfer to the Sub-Adviser of all of the Adviser’s investment personnel. As a result of this restructuring, the Adviser remains the principal adviser to the Fund and the Sub-Adviser acts as sub-adviser under the supervision of the Adviser. In evaluating the Sub-Adviser Agreement, the Board relied upon the review that it conducted at its May and June 2005 meetings, its familiarity with the operations and personnel transferred to Sovereign and representations by the Adviser that the reorganization would not result in a change in the quality of services provided under the Sub-Advisory Agreement or the personnel responsible for the day-to-day management of the Fund. The Board also reviewed an analysis of the fee paid by the Adviser to the Sub-Adviser under the Sub-Advisory Agreement relative to sub-advisory fees paid by the Adviser and its affiliates to third party sub-advisers and fees paid by a peer group of unaffiliated investment companies. After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the Sub-Advisory Agreement was the in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the Sub-Advisory Agreement, which became effective on December 31, 2005.

Information about the portfolio managers

Management Biographies and Fund ownership
Below is an alphabetical list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of December 31, 2005.

Barry H. Evans, CFA
Senior Vice President, Sovereign Asset Management LLC since 2005
Senior Vice President, John Hancock Advisers LLC (1986-2005)
Began business career in 1986
Joined fund team in 2002
Fund ownership – None

Jeffrey N. Given, CFA
Second Vice President, Sovereign Asset Management LLC since 2005
Second Vice President, John Hancock Advisers LLC (1993-2005)
Began business career in 1993
Joined fund team in 1999
Fund ownership – $1-$10,000

John F. Iles Vice President, Sovereign Asset Management LLC since 2005 Vice President, John Hancock Advisers LLC (1999-2005) Began business career in 1984 Joined fund team in 2005 Fund ownership – None

Other Accounts the Portfolio Managers are Managing
The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2005. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individ-
uals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Barry H. Evans, CFA	Other Investment Companies: 12 funds with assets of
approximately $5.5 billion.
Other Pooled Investment Vehicles: 1 account with assets of
approximately $41.7 million
Other Accounts: 1,060 accounts with assets of
approximately $5.4 billion.

Jeffrey N. Given, CFA	Other Investment Companies: 3 funds with assets of
approximately $820 million.
Other Pooled Investment Vehicles: None
Other Accounts: 1 account with assets of
approximately $1.5 million

John F. Iles	Other Investment Companies: 2 funds with assets of
approximately $1.5 billion.
Other Pooled Investment Vehicles: 2 accounts with assets of
approximately $64 million.
Other Accounts: None

Neither the Adviser nor Sub-Adviser receive a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above, except that, with respect to Mr. Evans, the Sub-Adviser receives a performance-based fee with respect to one (1) Other Account with total assets of approximately $404 million.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Sub-Adviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

* The Sub-Adviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

* When a portfolio manager intends to trade the same security for more than one account, the policies of the Sub-Adviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Sub-Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

* The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Sub-Adviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

* The Sub-Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

* The Sub-Adviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Sub-Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Sub-Adviser, the structure of compensation of investment professionals is currently comprised of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Sub-Adviser. A limited number of senior portfolio managers, who serve as officers of both the Sub-Adviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one and three- year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Sub-Adviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Sub-Adviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

While the profitability of the Sub-Adviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

TRUSTEES & OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion, Born: 1946	2005	53
Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin, Born: 1940	2005	53
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	1975	53
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William H. Cunningham, Born: 1944	2005	143
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies (until
2001); Director of the following: Hire.com (until 2004), STC Broadcasting, Inc.
and Sunrise Television Corp. (until 2001), Symtx, Inc. (electronic manufacturing)
(since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Jefferson-Pilot Corporation
(diversified life insurance company), New Century Equity Holdings (formerly

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham, Born: 1944 (continued)	2005	143
Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until
2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines,
Introgen and Viasystems, Group, Inc. (electronic manufacturer) (until 2003);
Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001);
Advisory Director, Q Investments (until 2003); Advisory Director, JP Morgan
Chase Bank (formerly Texas Commerce Bank – Austin), LIN Television (since
2002), WilTel Communications (until 2003) and Hayes Lemmerz International,
Inc. (diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	2004	143
Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(since 2001).

John A. Moore,[2] Born: 1939	1996	53
President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Chief Scientist, Sciences International (health research) (until 2003); Principal, Hollyhouse (consulting) (since 2000); Director,
CIIT (nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	1996	53
Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2005	53
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustee3

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	184
President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June, 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”); John Hancock Funds, LLC (“John
Hancock Funds”) and The Berkeley Financial Group, LLC (“The Berkeley
Group”) (holding company) (since 2005); President, U.S. Annuities; Senior
Vice President, The Manufacturers Life Insurance Company (U.S.A.) (prior to 2004).

Principal officers who are not Trustees
Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser and The Berkeley Group;
Director, President and Chief Executive Officer, John Hancock Funds; Director,
President and Chief Executive Officer, Sovereign Asset Management LLC
(“Sovereign”); Director, John Hancock Signature Services, Inc.; President, John
Hancock Trust; Chairman and President, NM Capital Management, Inc. (NM
Capital) (since 2005); Chairman, Investment Company Institute Sales Force
Marketing Committee (since 2003); Executive Vice President, John Hancock
Funds (until 2005).

William H. King, Born: 1952		1988
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer
of each of the John Hancock funds advised by the Adviser; Assistant Treasurer of each of the John Hancock funds (until 2001).

Francis V. Knox, Jr., Born: 1947		2005
Vice President and Chief Compliance Officer
Vice President and Chief Compliance Officer for John Hancock Investment
Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life
Insurance Company and John Hancock Funds (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and
Ethics & Compliance Officer, Fidelity Investments (until 2001).

John G. Vrysen, Born: 1955		2005
Executive Vice President and Chief Financial Officer; Director, the Adviser,
The Berkeley Group and John Hancock Funds.
Executive Vice President and Chief Financial Officer, the Adviser, Sovereign,
The Berkeley Group and John Hancock Funds (since 2005); Vice President and
General Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice
President, Operations, Manulife Wood Logan (July 2000 thru September 2004).

Notes to Trustees and Officers pages

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund’s investment adviser, underwriter and certain other affiliates.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Transfer agent	Independent registered
John Hancock Advisers, LLC	and registrar	public accounting firm
601 Congress Street	Mellon Investor Services	PricewaterhouseCoopers LLP
Boston, MA 02210-2805	Newport Office Center VII	125 High Street
	480 Washington Boulevard	Boston, MA 02110
Subadviser	Jersey City, NJ 07310

Sovereign Asset Management		Stock symbol
LLC	Transfer agent for APS	Listed New York Stock
101 Huntington Avenue	Deutsche Bank Trust	Exchange:
Boston, MA 02199	Company Americas	JHI
280 Park Avenue
Custodian	New York, NY 10017	For shareholder assistance
refer to page 35
The Bank of New York
One Wall Street	Legal counsel
New York, NY 10286	Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:
Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-800-852-0218
	Portfolio commentary	1-800-344-7054
	24-hour automated information	1-800-843-0090
	TDD line	1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

1-800-852-0218 1-800-843-0090 EASI-Line 1-800-231-5469 (TDD)

www.jhfunds. com

PRESORTED STANDARD U. S. POSTAGE PAID MIS

P500A 12/05 2/06

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2005, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

The code of ethics was amended effective May 1, 2005 to address new Rule 204A-1 under the Investment Advisers Act of 1940 and to make other related changes.

The most significant amendments were:

(a) Broadening of the General Principles of the code to cover compliance with all federal securities laws.

(b) Eliminating the interim requirements (since the first quarter of 2004) for access persons to preclear their personal trades of John Hancock mutual funds. This was replaced by post-trade reporting and a 30 day hold requirement for all employees.

(c) A new requirement for “heightened preclearance” with investment supervisors by any access person trading in a personal position worth $100,000 or more.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $32,500 for the fiscal year ended December 31, 2004 and $34,535 for the fiscal year ended December 31, 2005. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended December 31, 2004 and fiscal year ended December 31, 2005 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $4,200 for the fiscal year ended December 31, 2004 and $4,400 for the fiscal year ended December 31, 2005. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $3,100 for the fiscal year ended December 31, 2004 and $3,100 for the fiscal year ended December 31, 2005. There were no other fees during the fiscal year ended December 31, 2003 and December 31, 2004 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant’s report on the registrant’s Eligible Asset Coverage. These fees were approved by the registrant’s audit committee.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2005 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant’s principal accountant, for the fiscal year ended December 31, 2005, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $120,662 for the fiscal year ended December 31, 2004, and $29,500 for the fiscal year ended December 31, 2005.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore - Chairman Richard P. Chapman, Jr. Charles L. Ladner Patti McGill Peterson ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Management Biographies and Fund ownership

Below is an alphabetical list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of December 31, 2005.

Barry H. Evans, CFA
Senior Vice President, Sovereign Asset Management LLC since 2005
Senior Vice President, John Hancock Advisers LLC (1986-2005)
Began business career in 1986
Joined fund team in 2002
Fund ownership - None

Jeffrey N. Given, CFA
Second Vice President, Sovereign Asset Management LLC since 2005
Second Vice President, John Hancock Advisers LLC (1993-2005)
Began business career in 1993
Joined fund team in 1999
Fund ownership - $1-$10,000

John F. Iles
Vice President, Sovereign Asset Management LLC since 2005
Vice President, John Hancock Advisers LLC (1999-2005)
Began business career in 1984
Joined fund team in 2005
Fund ownership - None

(b) Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2005. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO
MANAGERS
Barry H. Evans, CFA	Other Investment Companies: 12 funds with assets of
approximately $5.5 billion.
Other Pooled Investment Vehicles: 1 account with assets of
approximately $41.7 million
Other Accounts: 1,060 accounts with assets of
approximately $5.4 billion.

Jeffrey N. Given, CFA	Other Investment Companies: 3 funds with assets of
approximately $820 million.
Other Pooled Investment Vehicles: None
Other Accounts: 1 account with assets of
approximately $1.5 million

John F. Iles	Other Investment Companies: 2 funds with assets of
approximately $1.5 billion.
Other Pooled Investment Vehicles: 2 accounts with assets of
approximately $64 million.

Other Accounts: None

Neither the Adviser nor Sub-Adviser receive a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above, except that, with respect to Mr. Evans, the Sub-Adviser receives a performance-based fee with respect to one (1) Other Account with total assets of approximately $404 million.

(c) When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Sub-Adviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

* The Sub-Adviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

* When a portfolio manager intends to trade the same security for more than one account, the policies of the Sub-Adviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Sub-Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

* The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Sub-Adviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

* The Sub-Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

* The Sub-Adviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

(d) Compensation of Portfolio Managers

The Sub-Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Sub-Adviser, the structure of compensation of investment professionals is currently comprised of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Sub-Adviser. A limited number of senior portfolio managers, who serve as officers of both the Sub-Adviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one and three- year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Sub-Adviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser.

3) The more intangible contributions of an investment professional to the Sub-Adviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

While the profitability of the Sub-Adviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) There were no material changes to previously disclosed John Hancock Funds - Administration Committee Charter and John Hancock Funds - Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investors Trust

By: /s/ Keith F. Hartstein ------------------------------------- Keith F. Hartstein President and Chief Executive Officer Date: February 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein ------------------------------------- Keith F. Hartstein President and Chief Executive Officer Date: February 27, 2006

By: /s/ John G. Vrysen
-------------------------------------
John G. Vrysen
Executive Vice President and Chief Financial Officer

Date: February 27, 2006